                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              November 22, 2000


                          Internet Capital Group, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                        0-26929              23-2996071
(State or other jurisdiction       (Commission File Number)    (IRS Employer
      of incorporation)                                      Identification No.)


435 Devon Park Drive, Building 600, Wayne, PA                      19087
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (610) 989-0111


N/A
(Former name or former address, if changed since last report)

Item 5.       Other Events.

         On November 22, 2000, the Board of Directors of Internet Capital Group, Inc. (the "Company") adopted a stockholder rights plan which provides for the issuance of preferred stock purchase rights to the Company's common stockholders of record as of December 6, 2000, as set forth in the Rights Agreement between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 7(c).        Exhibits.


4.1 Rights Agreement, dated as of November 22, 2000, between Internet Capital Group, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes as Exhibit B thereto the Form of Rights Certificate, incorporated by reference to Exhibit 1.1 to Internet Capital Group, Inc.'s Registration Statement on Form 8-A, dated December 1, 2000.


20.1     Press Release of the Company, dated November 24, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Signature Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                 INTERNET CAPITAL GROUP, INC.



                                 By:         /s/ Henry N. Nassau
                                    -----------------------------------------
                                      Name:  Henry N. Nassau
                                      Title: Managing Director & General Counsel


Dated:  December 1, 2000